Exhibit 32.1
                                  ------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                         -------------------------------
                            CERTIFICATION PURSUANT TO
                            -------------------------
                             18 U.S.C. SECTION 1350
                             ----------------------
                             AS ADOPTED PURSUANT TO
                             ----------------------
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------

In connection with the annual report of Cycle Country Accessories Corp. (the "Company") on Form 10-KSB for the year ended September 30, 2004 (the "Report"), I, Ron Hickman, Chief Executive Officer of the Company, certify, pursuant to
Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ RON HICKMAN
------------------------------
Ron Hickman
Chief Executive Officer
December 29, 2004